Exhibit 10.24

                         CORPORATE CONSULTING AGREEMENT
                         ------------------------------

     This Agreement ("Agreement") dated November 1, 2005 is by and between Xtreme Companies, Inc., a Nevada corporation located at 300 Westlink Dr., Washington, MO (the "Company") and Dutchess Advisors LLC, a Connecticut limited liability company (the "Consultant").

     WHEREAS, the Company in engaged in the assembly and manufacturing of 'First Responders' emergency water craft and is the exclusive distributor of 'Challenger Offshore' boats.
     WHEREAS, the Consultant is experienced in assisting publicly-traded growth companies in all facets of their long-term strategy, by assisting in the procurement of capital, business relationships and by offering progressive business solutions.
WHEREAS, the Company desires to obtain the benefits of Consultant's experience and know-how, and accordingly, the Company has offered to engage Consultant to render consulting and advisory services to the Company on the terms and conditions hereinafter set forth.
WHEREAS, Consultant desires to accept such engagement upon such terms and conditions hereinafter set forth.

     NOW THEREFORE in consideration of the foregoing, the parties agree as follows:

SECTION  1.               SERVICES  RENDERED
                          ------------------

     Consultant shall advise the Company with respect to operations, business strategy, capital structure and other matters pertaining to the Business as shall be specified from time to time by the Company's CEO and/or such other officer(s) as the Company's Board of Directors shall designate to have principal responsibility for the operation of the Business.
     Consultant shall use its staff and other facilities to monitor the corporate position of the Company and report to the Board of Directors of the Company from time to time. Consultant's staff also shall provide advice concerning economic factors and trends that may be relevant to the Company's plans for growth.

SECTION  2.               COMPENSATION
                          ------------

(a) CASH RETAINER. The Company shall pay to the Consultant a non-refundable cash fee of ten-thousand dollars ($10,000) per month. The first payment is due immediately upon execution of the Agreement and every thirty (30) days thereafter while the Agreement is in force.

(b) OTHER COMPENSATION. The Company shall issue to the Consultant, its Convertible Debentures ("Debentures") for the amount of five-hundred thousand dollars ($500,000) for a purchase price of five-thousand dollars ($5,000) ("Purchase Price"). The Debentures shall have a term of five (5) years and an interest coupon of five percent (5%) per annum. The Debentures are convertible into shares of the Company's common stock ("Stock") at a price equal to the lesser of; (i) seventy-five percent (75%) of the average of the closing bid price of the Stock for the five days prior to conversion or (ii) the average of the closing bid price of the Stock on the five days immediately preceding the date first written above. The Debentures shall carry piggy-back registration rights and the shares underlying the Debentures shall be included in the Company's next registration statement filed any time after the date and year first written above. The Company agrees to register an amount of shares equal to one-million dollars ($1,000,000) in value of the Stock at the time the registration statement is filed. In the event the shares of the underlying the Debentures have not been registered within one (1) year from the date first written above, the Stock shall be eligible for resale pursuant to Rule 144 and the Company shall provide for the requisite opinion letter. The Debentures are immediately due and payable to the Consultant upon receipt of the Purchase Price payment.
(c) REIMBURSEMENT OF EXPENSES. The Company shall reimburse Consultant for those reasonable and necessary out-of-pocket expenses (including but not limited to travel, transportation, lodging, meals etc.) which have been incurred by Consultant in connection with the rendering of services hereunder. Any reimbursement to be made by the Company pursuant to this Section shall be made following submission to the Company by Consultant of reasonable documentation of the expenses incurred.


SECTION  3.               RELATIONSHIP  OF  PARTIES
                          -------------------------

     This Agreement shall not constitute an employer-employee relationship. It is the intention of each party that Consultant shall be an independent contractor and not an employee of the Company. All compensation paid to Consultant shall constitute earnings to Consultant and be classified as normal income. The Company shall not withhold any amounts therefrom as U.S. federal or state income tax withholding, or as employee contribution to Social Security or any other employer withholding applicable under state or federal law.

SECTION  4.               TERM
                          ----

     The term of this Agreement shall be twelve (12) months commencing on the date and year first above written.

SECTION  5.               TERMINATION
                          -----------

This Agreement may be terminated by either party with cause only, and only under the following circumstances; when either party (i) knowing and willfully breaches any term(s) of this Agreement, or (ii) knowing and willfully commits any act(s) related to the normal conduct of business which are unlawful, or any serious criminal action as promulgated pursuant to Texas state or U.S. federal law.

Termination of the Agreement does not relieve the Company of its obligation to remunerate Consultant pursuant to the terms of this Agreement. Upon termination, any outstanding remuneration due Consultant for services rendered shall be paid within 3 (three) business days following termination.

SECTION  6.               INDEMNIFICATION
                          ---------------

(a) In consideration of Consultant' execution and delivery of the this Agreement in addition to all of The Company's other obligations under this Agreement, The Company shall defend, protect, indemnify and hold harmless Consultant and all of its officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "CONSULTANT INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "CONSULTANT INDEMNIFIED LIABILITIES'), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by The Company in this Agreement or any other certificate, instrument or document contemplated hereby or thereby (ii) any breach of any covenant, agreement or obligation of The Company contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby, (iii) any cause of action, suit or claim brought or made against such Indemnitee by a third party and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other certificate, instrument or document contemplated hereby or thereby, except insofar as any such misrepresentation, breach or any untrue statement, alleged untrue statement, omission or alleged omission is made in reliance upon and in conformity with written information furnished to Consultant by The Company. To the extent that the foregoing undertaking by The Company may be unenforceable for any reason, The Company shall make the maximum contribution to the payment and satisfaction of each of the Consultant Indemnified Liabilities which is permissible under applicable law. The indemnity provisions contained herein shall be in addition to any cause of action or similar rights Consultant may have, and any liabilities Consultant may be subject to.

(b) In consideration of The Company's execution and delivery of the this
Agreement and in addition to all of the Consultant' other obligations under this Agreement, Consultant shall defend, protect, indemnify and hold harmless The Company and all of its subsidiaries, shareholders, officers, directors and employees and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "THE COMPANY INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such The Company Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "THE COMPANY INDEMNIFIED LIABILITIES'), incurred by any The Company Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by Consultant in the Agreement or any other certificate, instrument or document contemplated hereby or thereby, (ii) any breach of any covenant, agreement or obligation of Consultant contained in the Agreement or any other certificate, instrument or document contemplated hereby or thereby, (iii) any cause of action, suit or claim brought or made against such The Company Indemnitee by a third party and arising out of or resulting from the execution, delivery, performance or enforcement of the Agreement or any other certificate, instrument or document contemplated hereby or thereby, and except insofar as any such misrepresentation, breach or any untrue statement, alleged untrue statement, omission or alleged omission is made in reliance upon and in conformity with written information furnished to The Company by Consultant. To the extent that the foregoing undertaking by Consultant may be unenforceable for any reason, Consultant shall make the maximum contribution to the payment and satisfaction of each of the The Company Indemnified Liabilities which is permissible under applicable law. The indemnity provisions contained herein shall be in addition to any cause of action or similar rights The Company may have, and any liabilities The Company may be subject to.

(c)     Indemnification  Procedure.  Any party entitled to indemnification under
        --------------------------
this
Section (an "INDEMNIFIED PARTY") will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of counsel to the indemnified party a conflict of interest between it and the indemnifying party may exist with respect to such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. In the event that the indemnifying party advises an indemnified party that it will contest such a claim for indemnification hereunder, or fails, within thirty
(30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party's costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any settlement negotiations or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent. Notwithstanding anything in this Section to the contrary, the indemnifying party shall not, without the indemnified party's prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim. The indemnification required by this Section shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, within ten (10) Business Days of written notice thereof to the indemnifying party so long as the indemnified party irrevocably agrees to refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and
(b)  any  liabilities  the  indemnifying  party  may  be  subject  to.

SECTION  7.               GOVERNING  LAW
                          --------------

     All disputes arising under this agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without regard to principles of conflict of laws. The parties to this agreement will submit all disputes arising under this agreement to arbitration in Boston, Massachusetts before a single arbitrator of the American Arbitration Association ("AAA"). The arbitrator shall be selected by application of the rules of the AAA, or by mutual agreement of the parties, except that such arbitrator shall be an attorney admitted to practice law in the Commonwealth of Massachusetts. No party to this agreement will challenge the jurisdiction or venue provisions as provided in this section.

SECTION  8               ASSIGNABILITY.
                         -------------

     This Agreement and the rights and obligations of the parties hereto shall bind and inure to the benefit of Consultant and its legal representatives and heirs and the Company and any successor or successors of the Company by reorganization, merger, or consolidation and any assignee of all or substantially all of its business and properties, but, except as to any such legal representatives or heirs of Consultant or successor or assignee of the Company, neither this Agreement nor any rights or benefits hereunder may be assigned by the Company or the Executive. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

SECTION  9.               ENTIRE  AGREEMENT
                          -----------------

     This Agreement constitutes the entire agreement of the Company and the Consultant as to the subject matter hereof, superseding all prior written and prior or contemporaneous oral understanding or agreements, including any previous agreements, or understandings with respect to the subject matter covered in this Agreement. This Agreement may not be modified or amended, nor may any right be waived, except by a writing which expressly refers to this Agreement, states that it is intended to be a modification, amendment, or waiver and is signed by both parties in the case of a modification or amendment or by the party granting the waiver. No course of conduct or dealing between the parties and no custom or trade usage shall be relied upon to vary the terms of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.




BY  XTREME  COMPANIES,  INC.


_____________________________________________
          Kevin  Ryan
          President  &  CEO



BY  DUTCHESS  ADVISORS  LLC


 ________________________________________________
          Theodore  Smith
          Executive  Vice-President